EXHIBIT 32.2

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

In connection with the Annual Report of MAG Silver Corp. (the “Registrant”) on Form 40-F for the year ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fausto Di Trapani, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Fausto Di Trapani

Fausto Di Trapani

Chief Financial Officer

Date: March 27, 2024